UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2023

EARGO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39616	27-3879804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2665 North First Street, Suite 300 San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 351-7700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.0001 par value per share	EAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K (this “Current Report”) is incorporated by reference into this Item 3.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 17, 2023, Eargo, Inc. (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Amendment (the “Amendment”) to the Company’s Amended and Restated Certificate of Incorporation to effect a 1-for-20 reverse stock split of the Company’s common stock (the “Reverse Stock Split”) which became effective upon the filing of the Amendment (the “Effective Time”). The Amendment provides that, at the Effective Time, every 20 shares of the Company’s issued and outstanding common stock were automatically reclassified into one issued and outstanding share of common stock, without any change in par value per share, which remained $0.0001. No fractional shares will be issued as a result of the Reverse Stock Split. Stockholders who would otherwise be entitled to receive a fractional share are entitled to a cash payment in lieu of such fractional share. Proportionate adjustments were made to the number of shares of common stock reserved for issuance and other share limits under the Company’s equity incentive plans and employee stock purchase plan, and to the number of shares underlying outstanding equity awards and the per share exercise price of outstanding options.

The Company’s common stock is expected to begin trading on a split-adjusted basis on The Nasdaq Stock Market LLC (“Nasdaq”) at market open on January 18, 2023. The trading symbol for the common stock will remain “EAR.” The Company’s post-Reverse Stock Split common stock has a new CUSIP number (CUSIP No. 270087208).

The summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01	Other Events.

On January 17, 2023, the Company issued a press release to announce the filing of the Amendment with the Secretary of State of the State of Delaware to effect the Reverse Stock Split. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Eargo, Inc.
99.1	Press Release dated January 17, 2023 titled “Eargo Effects 1-for-20 Reverse Stock Split.”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this Current Report are forward-looking statements, including statements regarding the Company’s expectations regarding when the common stock will begin trading on a post-split basis on Nasdaq. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that could cause actual results and events to differ materially from those anticipated, including, but not limited to, risks, uncertainties and assumptions related to: the extent to which the Company may be able to validate processes to support the submission of claims for reimbursement from the FEHB program or other insurance programs in the future, if at all, and the Company’s ability to maintain or increase insurance coverage of Eargo hearing aids; the timing or results of ongoing claims audits and medical records reviews by third-party payors; the impact of third-party payor audits and the regulatory landscape for hearing aid devices on the Company’s business and results of operations; the Company’s expectations concerning additional orders by existing customers; the Company’s expectations regarding the potential market size and size of the potential consumer populations for its products and any future products, including insurance coverage of Eargo hearing aids; the Company’s ability to release new hearing aids and the anticipated features of any such hearing aids; developments and projections relating to the Company’s competitors and its industry, including competing products; the Company’s ability to maintain its competitive technological advantages against new entrants in its industry; the pricing of the Company’s hearing aids; the Company’s expectations regarding the ability to make certain claims related to the performance of its hearing aids relative to competitive products; the Company’s expectations with regard to changes in the regulatory landscape for hearing aid devices, including the implementation of the OTC hearing aid regulatory framework and the Company’s assessment, ability and timing for compliance with the new requirements; and the Company’s estimates regarding the COVID-19 pandemic, including, but not limited to, its duration and its impact on the Company’s business and results of operations. These and other risks are described in greater detail under the section titled “Risk Factors” contained in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and the Company’s other filings with the Securities and Exchange Commission. Any forward-looking statements in this Current Report are made pursuant to the Private Securities Litigation Reform Act of 1995, as amended, are based on current expectations, forecasts and assumptions, and speak only as of the date of this Current Report. Except as required by law, the Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2023	EARGO, INC.

	By:	/s/Adam Laponis
Adam Laponis
Chief Financial Officer